UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 8, 2004 Date of Report (Date of earliest event reported)	0-7928 Commission File Number

COMTECH TELECOMMUNICATIONS CORP. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-2139466 (I.R.S. Employer Identification Number)

105 Baylis Road Melville, New York 11747 (Address of Principal Executive Offices) (Zip Code)

(631) 777-8900 (Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release, dated June 8, 2004, reporting the financial results of Comtech Telecommunications Corp. (the “Registrant”) for its fiscal 2004 third quarter ended April 30, 2004 (furnished and not filed herewith solely pursuant to Item 12).

Item 12. Results of Operations and Financial Condition

On June 8, 2004, Comtech Telecommunications Corp. issued a press release announcing its results of operations for its third quarter ended April 30, 2004. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report (including the exhibit hereto) shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2004	COMTECH TELECOMMUNICATIONS CORP. By: /s/ Robert G. Rouse —————————————— Name: Robert G. Rouse Title: Senior Vice President and Chief Financial Officer

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